UNITED STATES

SECURITIES AND EXCHANGE COMMSSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 16, 2012

FIRST ROBINSON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12969	36-4145294
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

501 EAST MAIN STREET, ROBINSON. ILLINOIS 62454

(Address of principal executive offices)                (Zip Code)

Registrant’s telephone number, including area code (618) 544-8621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On May 16, 2012, First Robinson Financial Corporation issued a press release, furnished as Exhibit 99.1 and incorporated in this Item 2.01 by reference, reporting its financial results for the year ended March 31, 2012.

ITEM 8.01	OTHER EVENTS

The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On May 16, 2012, First Robinson Financial Corporation issued a press release, furnished as Exhibit 99.1 and incorporated in this Item 8.01 by reference, to announce the payment of the annual dividend to shareholders of record as of June 1, 2012 and to announce its deregistration under the Securities Exchange Act. On May 8, 2012, the Registrant’s board of directors voted in favor of deregistering the Registrant’s common stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). On May 10, 2012, the Registrant filed a Form 15 with the Securities and Exchange Commission pursuant to Section 12(g)(4) of the Exchange Act, as amended by the Jumpstart Our Business Startups Act, to effect such deregistration. The deregistration will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after the date of filing the Form 15.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	EXHIBITS.

Exhibit Number

99.1	Press Release, dated May 16, 2012 issued by First Robinson Financial Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ROBINSON FINANCIAL CORPORATION

Dated: May 18, 2012	By:	/s/ Rick L. Catt
Rick L. Catt, President/CEO

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EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated May 16, 2012, issued by First Robinson Financial Corporation

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